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[Ad takes the form of a brochure of eight panels--four on each side of the paper--which folds horizontally to a trim size of roughly 8"x3-1/2". The brochure prints in grey, purple, and black and white. On the first panel the headline drops out of a horizontal purple band across the top and appears in white:]

PEOPLE ARE TALKING ABOUT REAL ESTATE INVESTMENT TRUSTS (REITs)...

[Beneath the headline are photographs of three torn pieces of newsprint. Each contains a quote from a periodical with text as follows:]
"It's time for a fresh look at real estate investment trusts." -Money Magazine, November 1996; "[REITs] are much less skittish than other stocks, pay as much income as bonds, and offer a chance to cash in on the real estate boom."-The Wall Street Journal, October 11, 1996; "Investors in real estate investment trusts have a lot to crow about these days."-Barron's, September 16, 1996

[As the brochure is unfolded, the next panel encountered also includes a headline dropping out of a purple bar (in this case, running across the upper left corner of the panel.) The headline reads:

PEOPLE ARE TALKING ABOUT MUTUAL FUNDS THAT INVEST IN REITS.

[Beneath the headline are photographs of two torn pieces of newsprint. Each contains a quote from a periodical with text as follows:] "If you don't have the cash or inclination to put together your own diversified portfolio of real estate investment trusts (REITs), you can invest instead in a real estate mutual fund."-Money Magazine, November 1996; "You might simply plunk some cash in a mutual fund that owns REITs and call it a day." -The Wall Street Journal, October 11, 1996

[The next fold of the brochure reveals the interior of the brochure. The top panel is capped with a solid purple bar from which the following headline drops out:]

PEOPLE ARE TALKING ABOUT CGM REALTY FUND...

Beneath the headline are photographs of two torn pieces of newsprint. Each contains a quote from a periodical with text as follows:] "CGM Realty looks like another winner for fund manager Ken Heebner..."-Money Magazine, November 1996; "...There's no arguing with success. Launched in 1994...CGM Realty rose nearly 20% in 1995, putting it among the top REIT funds. In the first nine months of this year [1996], the fund has returned 19%."-Worth Magazine, December 1996/January 1997.

[A graph comprises the next two panels. A headline drops out to white from a band of purple to read:] AMERICA'S #1 REAL ESTATE FUND

[Beneath the bar in smaller black type are the words:]

for One-and Two-year Performance*

[In smaller type still on the next line, the text reads:]

Total return for the periods ended 12/31/96

[A bar chart covering two time periods follows:]

ONE YEAR

30.8% Lipper Real Estate Fund Average (bar in chart is grey)
44.1% CGM Realty Fund (bar in chart is purple)
TWO YEAR
51.9% Lipper Real Estate Fund Average (bar in chart is grey)

72.5% CGM Realty Fund (bar in chart is purple)

[In smaller type:]

44.1%, 31.4%, and 23.1% are the average annual total returns for the one and two-year periods ended 12/31/96 and from inception (5/13/94) through 12/31/96. [Please note that all performance numbers--total and average annual returns--are the same size.]

*Ranked #1 of 46 real estate funds for one-year performance, and #1 of 22 real estate funds for two-year performance through 12/31/96, according to Lipper Analytical Services, Inc., an independent mutual fund ranking agency. The Fund's adviser is currently absorbing a portion of management fees and expenses. Otherwise the total return would be lower. This information represents past performance which is no guarantee of future results. The investment return and principal value of your shares will fluctuate and you may have a gain or loss when you sell shares. For more complete information, including management fees, charges, and expenses, refer to the current prospectus which is available from the address below or by returning the attached postage-paid reply card. Read it carefully before you invest or send money.

[The bottom panel of the brochure consists of a postcard to the left and logo on the right. Type drops out to white from a purple bar at the top of the postcard and reads:]

Please send me more information about CGM Realty Fund--TODAY!

[Below the headline is a section to be completed by the brochure's recipient. Copy reads:]

Name ___________________________________________________________________________

Address ________________________________________________________________________

City/State/Zip _________________________________________________________________

__ Please send me IRA information.

To the right of the postcard is a grey box containing a line drawing of a fencer in a box against a striped background (logo) and the words:]

CGM REALTY FUND
Post Office Box 449
Boston, MA 02117
1-800-598-0741

[On the second side, the two panels not already described (the back of the brochure when folded and the reverse of the postcard) both include the logo described above and again, the words:]

CGM REALTY FUND
Post Office Box 449
Boston, MA  02117
1-800-598-0741

[The reverse of the business reply card includes mailing indicia and return address.]

[In larger type follows the telephone number:] 1-800-598-0717